UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019
______________________________

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas		1-31447		74-0694415
(State or other jurisdiction		(Commission File Number)		(IRS Employer
of incorporation)				Identification No.)

1111 Louisiana
	Houston, Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As previously reported in the Current Report on Form 8-K originally filed on February 1, 2019 (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) by CenterPoint Energy, Inc. (“CenterPoint Energy”), on February 1, 2019, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 21, 2018, by and among CenterPoint Energy, Vectren Corporation, an Indiana corporation (“Vectren”), and Pacer Merger Sub, Inc., an Indiana corporation and wholly owned subsidiary of CenterPoint Energy (“Merger Sub”), CenterPoint Energy, Vectren and Merger Sub consummated the previously announced agreement to merge Merger Sub with and into Vectren (the “Merger”), with Vectren continuing as the surviving corporation and as a wholly owned subsidiary of CenterPoint Energy.
This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Original Form 8-K in order to include the historical financial statements of Vectren Corporation and its subsidiaries (“Vectren”) and the pro forma financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that CenterPoint Energy and Vectren would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after Merger. Except as described above, all other information in the Original Form 8-K remains unchanged.
Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The audited consolidated financial statements and related financial statement schedule of Vectren as of December 31, 2017 and 2016, and for the years ended December 31, 2017, 2016 and 2015 and the notes related thereto, and the related Report of Independent Registered Public Accounting Firm, included in Vectren’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, previously filed with the SEC as Exhibit 99.1 to CenterPoint Energy’s Current Report on Form 8-K on August 14, 2018, are included as Exhibit 99.1 and are incorporated by reference herein.
The unaudited consolidated financial statements of Vectren as of September 30, 2018 and 2017, and for the three-month and nine-month periods ended September 30, 2018 and 2017 included in Vectren’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 and the notes related thereto, previously filed by Vectren with the SEC on November 6, 2018, are included as Exhibit 99.2 and are incorporated by reference herein.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information relating to the Merger is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d)	Exhibits

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1
Audited consolidated financial statements and related financial statement schedule of Vectren Corporation as of December 31, 2017 and 2016, and for the years ended December 31, 2017, 2016 and 2015 and the notes related thereto and the related Report of Independent Registered Public Accounting Firm (incorporated herein by reference from Exhibit 99.1 to CenterPoint Energy’s Current Report on Form 8-K filed on August 14, 2018)

99.2
Unaudited condensed consolidated financial statements of Vectren Corporation as of September 30, 2018 and 2017, and for the three-month and nine-month periods ended September 30, 2018 and 2017 and the notes related thereto (incorporated herein by reference from Vectren’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 6, 2018)

99.3	Unaudited pro forma condensed combined financial information relating to the Merger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 21, 2019	By:/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer